                                                                    EXHIBIT 99.1
                                                                    ------------

                            STOCK OPTION AGREEMENT
                            ----------------------

     THIS STOCK OPTION AGREEMENT ("Stock Option Agreement") dated as of July 23, 2000, is by and between NATIONAL PENN BANCSHARES, INC., a Pennsylvania corporation ("NPB"), and COMMUNITY INDEPENDENT BANK, INC., a Pennsylvania corporation ("CIB").

                                  BACKGROUND
                                  ----------

     1. NPB and CIB desire to enter into an Agreement, dated as of July 23, 2000 (the "Agreement"), providing, among other things, for the acquisition by NPB of CIB through the merger of CIB with and into NPB, with NPB surviving the merger (the "Merger").

     2. As a condition and inducement to NPB to enter into the Agreement, CIB is granting to NPB an option to purchase up to that number of shares of common stock, par value $5.00 per share (the "Common Stock"), of CIB as shall equal 19.9% of shares of Common Stock of CIB issued and outstanding as of the date hereof, on the terms and conditions hereinafter set forth.

     3. By resolution of the Board of Directors of CIB, the Board of Directors of CIB has explicitly authorized and determined that it is in the best interests of CIB, pursuant to Sections 8(A) and 9(A) of CIB's Amended and Restated Articles of Incorporation ("Amended Articles"), that the provisions of Articles 8, 9 and 10 of CIB's Amended Articles shall not apply to NPB if NPB purchases any shares of CIB Common Stock by reason of the exercise of the option to purchase shares of CIB Common Stock set forth in this Stock Option Agreement, nor shall such provisions apply to any other Person (as defined in Article 15 of the Amended Articles) who purchases any such shares from NPB. By resolution of the Board of Directors of CIB, the Board of Directors of CIB has also explicitly authorized and determined that no conditions, other than those conditions imposed by this Stock Option Agreement, shall be imposed on NPB's ability to vote or hold any shares of CIB Common Stock purchased by NPB by reason of the exercise of the option to purchase shares of CIB Common Stock set forth in this Stock Option Agreement, nor shall any conditions be imposed upon any other Person (as defined in Article 15 of the Amended Articles) who purchases any such shares from NPB.

                                   AGREEMENT
                                   ---------

     NOW THEREFORE, in consideration of the premises and of the mutual covenants, agreements and representations herein contained, the parties, intending to be legally bound hereby, agree as follows:

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     1.  Grant of Option.  CIB hereby grants to NPB, on the terms and conditions
         ---------------
set forth herein, the option to purchase (the "Option") up to 139,200 shares of Common Stock of CIB (as adjusted as set forth herein, the "Option Shares") at a price per share (as adjusted as set forth herein, the "Option Price") equal to $10.00, provided, however, that in no event shall the aggregate number of Option Shares for which the Option is exercisable exceed 19.9% of the issued and outstanding shares of CIB Common Stock without giving effect to any shares subject to or issued pursuant to the Option.

     2.  Exercise of Option.
         ------------------

         (a)  Provided that:

              (i) NPB shall not be, on the date of exercise, in material breach of the agreements or covenants contained in the Agreement or this Stock Option Agreement; and

              (ii) no preliminary or permanent injunction or other order against the delivery of shares covered by the Option issued by any court of competent jurisdiction in the United States shall be in effect on the date of exercise;

upon or after the occurrence of a Triggering Event (defined below) NPB may exercise the Option, in whole or in part, at any time or one or more times, from time to time;

provided that the Option shall terminate and be of no further force and effect upon the earliest to occur of:

                    (A) the Effective Date of the Merger, as provided in the Agreement;

                    (B) termination of the Agreement in accordance with the terms thereof prior to the occurrence of a Triggering Event or a Preliminary Triggering Event (defined below), other than a termination of the Agreement by NPB pursuant to Section 6.01(b)(i) as a result of a willful breach of the Agreement by CIB (such a termination by NPB is hereinafter referred to as a "Default Termination");

                    (C) 12 months after the termination of the Agreement by NPB pursuant to a Default Termination; and

                    (D) 12 months after termination of the Agreement (other than pursuant to a Default Termination) following the occurrence of a Triggering Event or a Preliminary Triggering Event; and
provided, further, that any purchase of shares upon exercise of the Option shall be subject to compliance with applicable securities and banking laws. The rights set forth in Section 3 hereof shall terminate when the right to exercise the Option terminates (other than as a result of a complete exercise of the Option) as set forth above.

         (b) As used herein, the term "Triggering Event" means the occurrence of either of the following events:

              (i) a person or group (as those terms are defined or used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder), other than NPB or an affiliate of NPB, acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 25% or more of the then outstanding shares of Common Stock (excluding any shares eligible to be reported on Schedule 13G of the Securities and Exchange Commission ("SEC")); or

              (ii) a person or group, other than NPB or an affiliate of NPB, enters into an agreement or letter of intent or memorandum of understanding with CIB pursuant to which such person or group or any affiliate of such person or group would:

                    (A) merge or consolidate, or enter into any similar transaction, with CIB;

                    (B) acquire all or substantially all of the assets or liabilities of CIB or all or substantially all of the assets or liabilities of Bernville Bank, N.A., a wholly-owned subsidiary of CIB ("BBank"); or

                    (C) acquire beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 25% or more of the then outstanding shares of Common Stock (excluding any shares eligible to be reported on Schedule 13G of the SEC) or the then outstanding shares of common stock of BBank; or

     CIB shall have authorized, recommended or publicly proposed, or publicly announced an intention to authorize, recommend or propose, such an agreement or letter of intent or memorandum of understanding.

         (c) As used herein, the term "Preliminary Triggering Event" means the occurrence of any of the following events:

              (i)  a person or group (as those terms are defined

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     or used in Section 13(d) of the Exchange Act and the rules and regulations thereunder), other than NPB or an affiliate of NPB, acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 10% or more of the then outstanding shares of Common Stock (excluding any shares eligible to be reported on Schedule 13G of the SEC);

              (ii) a person or group, other than NPB or an affiliate of NPB, publicly announces a bona fide proposal (including a written communication that is or becomes the subject of public disclosure) for:

                    (A) any merger, consolidation or acquisition of all or substantially all the assets or liabilities of CIB, BBank, or any other business combination involving CIB or BBank; or

                    (B) a transaction involving the transfer of beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 10% or more of the then outstanding shares of Common Stock or the then outstanding shares of common stock of BBank, (collectively, a "Proposal");

     and thereafter, if such Proposal has not been Publicly Withdrawn (defined below) at least 30 days prior to the meeting of shareholders of CIB called to vote on the Merger, CIB's shareholders fail to approve the Merger by the vote required by applicable law at the meeting of shareholders called for such purpose or such meeting has been cancelled;

              (iii) the Board of Directors of CIB shall:

                    (A)  fail to recommend the Merger;

                    (B)  recommend a Proposal; or

                    (C) have withdrawn or modified in a manner adverse to NPB the recommendation of the Board of Directors of CIB with respect to the Agreement and thereafter CIB's shareholders fail to approve the Merger by the vote required by applicable law at the meeting of shareholders called for such purpose or such meeting is not scheduled or has been cancelled; or

              (iv) a person or group, other than NPB or an affiliate of NPB, makes a bona fide Proposal and thereafter, but before such Proposal has been Publicly Withdrawn, CIB shall have breached any representation, warranty, covenant or obligation contained in the Agreement and such breach would entitle NPB to terminate the Agreement under Section 6.01(b)(i) of the Agreement (without regard to the cure period provided for therein unless such cure is promptly effected without jeopardizing consummation of the Merger pursuant to the Agreement).

     If more than one of the transactions giving rise to a Triggering Event or a Preliminary Triggering Event under this Section 2 is undertaken or effected, then all such transactions shall give rise only to one Triggering Event or Preliminary Triggering Event, as applicable, which Triggering Event or Preliminary Triggering Event shall be deemed continuing for all purposes hereunder until all such transactions are abandoned.

     For purposes of this Section 2, "Publicly Withdrawn" shall mean an unconditional bona fide withdrawal of the Proposal coupled with a public announcement of no further interest in pursuing such Proposal or in acquiring any controlling influence over CIB or in soliciting or inducing any other person (other than NPB or an affiliate of NPB) to do so.

     Notwithstanding the foregoing, the obligation of CIB to issue Option Shares upon exercise of the Option shall be deferred (but shall not terminate):

              (i) until the receipt of all required governmental or regulatory approvals or consents necessary for CIB to issue the Option Shares or NPB to exercise the Option, or until the expiration or termination of any waiting period required by law, or

              (ii) so long as any injunction or other order, decree or ruling issued by any federal or state court of competent jurisdiction is in effect which prohibits the sale or delivery of the Option Shares, and, in each case, notwithstanding any other provision, the Option shall not expire or otherwise terminate.

     CIB shall notify NPB promptly in writing of the occurrence of any Triggering Event or Preliminary Triggering Event known to it, it being understood that the giving of such notice by CIB shall not be a condition to the right of NPB to exercise the Option. CIB will not take any action which would have the effect of preventing or disabling CIB from delivering the Option Shares to NPB upon exercise of the Option or otherwise performing its obligations under this Stock Option Agreement, except to the extent required by applicable securities and banking laws and regulations. In the event NPB wishes to exercise the Option, NPB shall send a written notice to CIB (the date of which is hereinafter referred to as the "Notice Date") specifying the total number of Option Shares it wishes to purchase and a place and date between two and ten business days inclusive from the Notice Date for the closing of such a purchase (a "Closing"); provided, however, that a Closing shall not occur prior to two days after the later of receipt of any necessary regulatory approvals or the expiration of any legally required notice or waiting period, if any.

     3.  Repurchase of Option by CIB.
         ---------------------------

         (a) Subject to the last sentence of Section 2(a), at the request of NPB at any time commencing upon the first occurrence of a Repurchase Event (defined below) and ending 12 months immediately thereafter, CIB shall repurchase from NPB (x) the Option and (y) all shares of Common Stock purchased by NPB pursuant hereto with respect to which NPB then has beneficial ownership. The date on which NPB exercises its rights under this Section 3 is referred to as the "Request Date". Such repurchase shall be at an aggregate price (the "Section 3 Repurchase Consideration") equal to the sum of:

              (i) the aggregate Option Price paid by NPB for any shares of Common Stock acquired pursuant to the Option with respect to which NPB then has beneficial ownership;

              (ii) the excess, if any, of:

                    (A) the Applicable Price (defined below) for each share of Common Stock over:

                    (B) the Option Price (subject to adjustment pursuant to Section 6);

     multiplied by the number of shares of Common Stock with respect to which the Option has not been exercised; and

              (iii) the excess, if any, of the Applicable Price over the Option Price (subject to adjustment pursuant to Section 6) paid (or, in the case of Option Shares with respect to which the Option has been exercised, but the Closing has not occurred, payable) by NPB for each share of Common Stock with respect to which the Option has been exercised and with respect to which NPB then has beneficial ownership, multiplied by the number of such shares.

         (b) (i) If NPB exercises it rights under this Section 3, CIB shall, within ten (10) business days after the Request Date, pay the Section 3 Repurchase Consideration to NPB in immediately available funds, and contemporaneously with such payment, NPB shall surrender to CIB the Option and the certificate evidencing the shares of Common Stock purchased under the Option with respect to which NPB then has beneficial ownership, and NPB shall warrant that it has sole record and beneficial ownership of such shares, and that the same are then free and clear of all liens, claims, charges and encumbrances of any kind whatsoever.

              (ii) Notwithstanding Section 3(b)((i), to the extent that prior notification to or approval of any banking agency or department of any federal or state government, including without limitation the OCC, the FRB, or the respective staffs thereof (the "Regulatory Authority"), is required in connection with the payment of all or any portion of the Section 3 Repurchase Consideration, NPB shall have the ongoing option to revoke its request for repurchase pursuant to Section 3, in whole or in part, or to require that CIB deliver from time to time that portion of the Section 3 Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval and expeditiously process the same. Each party shall cooperate with the other in the filing of any such notice or application and the obtaining of any such approval. In any such case, the ten
(10) business day period of time that would otherwise run pursuant to Section 3(b)(i) for the payment of the portion of the Section 3 Repurchase Consideration shall run instead from the date on which, as the case may be, any required notification period has expired or been terminated or such approval has been obtained and, in either event, any requisite waiting period shall have passed.

              (iii) If any Regulatory Authority disapproves of any part of CIB's proposed repurchase pursuant to this Section 3, CIB shall promptly give notice of such fact to NPB. If any Regulatory Authority prohibits the repurchase pursuant to this Section 3, CIB shall promptly give notice of such fact to NPB. If any Regulatory Authority prohibits the repurchase in part but not in whole, then NPB shall have the right (x) to revoke the repurchase request, or (y) to the extent permitted by such Regulatory Authority, to determine whether the repurchase should apply to the Option and/or Option Shares and to what extent to each, and NPB shall thereupon have the right to exercise the Option as to the number of Option Shares for which the Option was exercisable at the Request Date less the sum of the number of shares covered by the Option in respect of which payment has been made pursuant to Section 3(a)(ii) and the number of shares covered by the portion of the Option (if any) that has been repurchased. NPB shall notify CIB of its determination under the preceding sentence within five
(5) business days of receipt of notice of disapproval of the repurchase.

         (c) For purposes of this Agreement, the "Applicable Price" means the highest of:

              (i) the highest price per share of Common Stock paid for any such share by the person or group described in

     Section 3(d)(i);

              (ii) the price per share of Common Stock received by a holder of Common Stock in connection with any merger or other business combination transaction described in Section 3(d)(ii), (iii) or (iv); or

              (iii) the highest closing sales price per share of Common Stock quoted on the American Stock Exchange during the 15 business days preceding the Request Date;

provided, however, that in the event of a sale of less than all of CIB's assets, the Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of CIB as determined by a nationally- recognized investment banking firm selected by NPB, divided by the number of shares of Common Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of clauses
(i) or (ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally-recognized investment banking firm selected by NPB and reasonably acceptable to CIB, which determination shall be conclusive for all purposes of this Agreement.

         (d)  As used herein, a "Repurchase Event" shall occur if:

              (i) any person or group (as those terms are defined or used in Section 13(d) of the Exchange Act and the rules and regulations thereunder), other than NPB or an affiliate of NPB, acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of, or the right to acquire beneficial ownership of, 25% or more of the then-outstanding shares of Common Stock;

              (ii) CIB shall have merged or consolidated with any person, other than NPB or an affiliate of NPB, and shall not be the surviving or continuing corporation of such merger or consolidation;

              (iii) any person, other than NPB or an affiliate of NPB, shall have merged into CIB and CIB shall be the surviving corporation, but, in connection with such merger, the then-outstanding shares of Common Stock have been changed into or exchanged for stock or other securities of CIB or any other person or cash or any other property or the outstanding shares of Common Stock immediately prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the surviving corporation; or

              (iv) CIB shall have sold or otherwise transferred more than 25% of its consolidated assets to any person, other than NPB or an affiliate of NPB.

     4.  Payment and Delivery of Certificates.  At any Closing hereunder:
         ------------------------------------

         (a) NPB will make payment to CIB of the aggregate price for the Option Shares so purchased by wire transfer of immediately available funds to an account designated by CIB;

         (b) CIB will deliver to NPB a stock certificate or certificates representing the number of Option Shares so purchased, registered in the name of NPB or its designee, in such denominations as were specified by NPB in its notice of exercise; and

         (c) NPB will pay any transfer or other taxes required by reason of the issuance of the Option Shares so purchased.

     A legend will be placed on each stock certificate evidencing Option Shares issued pursuant to this Stock Option Agreement, which legend will read substantially as follows:

         "The shares of stock evidenced by this certificate have not been the subject of a registration statement filed under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Securities and Exchange Commission. These shares may not be sold, transferred or otherwise disposed of prior to such time unless Community Independent Bank, Inc. receives an opinion of counsel acceptable to it stating that an exemption from the registration provisions of the Act is available for such transfer."

     5.  Registration Rights.
         -------------------

         (a) Upon or after the occurrence of a Triggering Event and upon receipt of a written request from NPB, CIB shall prepare and file as soon as practicable a registration statement under the Securities Act of 1933 (the "Securities Act") with the SEC covering such number of Option Shares as NPB shall specify in its request, and CIB shall use its best efforts to cause such registration statement to be declared effective in order to permit the sale or other disposition of the Option Shares; provided that:

              (i) NPB shall in no event have the right to have more than one such registration statement become effective;

              (ii) CIB shall not be required to prepare and file any such registration statement in connection with any proposed sale with respect to which counsel to CIB delivers to CIB and to NPB its opinion to the effect that no such filing is required under applicable laws and regulations with respect to such sale or disposition; and

              (iii) CIB may delay any registration of Option Shares for a period not exceeding 90 days in the event that CIB shall in good faith determine that any such registration would adversely affect an offering or contemplated offering of securities by CIB. NPB shall provide all information reasonably requested by CIB for inclusion in any registration statement to be filed hereunder.

In connection with such filing, CIB shall use its reasonable best efforts to cause to be delivered to NPB such certificates, opinions, accountant's letters and other documents as NPB shall reasonably request and as are customarily provided in connection with the registration of securities under the Securities Act. CIB shall provide to NPB such number of copies of the preliminary prospectus and final prospectus and any amendments and supplements thereto as NPB may reasonably request.

         (b) All reasonable expenses incurred by CIB in complying with the provisions of this Section 5, including, without limitation, all registration and filing fees, reasonable printing expenses, reasonable fees and disbursements of counsel for CIB and blue sky fees and expenses, shall be paid by CIB. Underwriting discounts and commissions to brokers and dealers relating to the Option Shares, fees and disbursements of counsel to NPB and any other expenses incurred by NPB in connection with such filing shall be borne by NPB.

         (c) In connection with any filing under this Section 5, CIB shall indemnify and hold NPB harmless against any losses, claims, damages or liabilities, joint or several, to which NPB may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary or final registration statement or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and CIB will reimburse NPB for any legal or other expense reasonably incurred by NPB in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that CIB will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such preliminary or final registration statement or such amendment or supplement thereto in reliance upon and in conformity with written information furnished by or on behalf of NPB specifically for use in the preparation of such preliminary or final registration statement or such amendment or supplement thereto.

         (d) NPB will indemnify and hold harmless CIB to the same extent as set forth in the immediately preceding sentence but only with reference to written information furnished by or on behalf of NPB for use in the preparation of such preliminary or final registration statement or such amendment or supplement thereto; and NPB will reimburse CIB for any legal or other expense reasonably incurred by CIB in connection with investigating or defending any such loss, claim, damage, liability or action.

         (e) Notwithstanding any provision of Sections 5(c) or 5(d), no indemnifying party shall be liable for any settlement effected without its prior written consent.

     6.  Adjustment Upon Changes in Capitalization.  In the event of any change
         -----------------------------------------
in the Common Stock by reason of stock dividends, split-ups, recapitalizations, combinations, conversions, divisions, exchanges of shares or the like, then the number and kind of Option Shares and the Option Price shall be appropriately adjusted.

     7.  Filings and Consents.  Each of NPB and CIB will use its reasonable best
         --------------------
efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Stock Option Agreement. Within 10 days from the date hereof, NPB shall file a report of beneficial ownership on Form 13D with the SEC under the Exchange Act which discloses the rights of NPB hereunder.

     8.  Representations and Warranties of CIB.  CIB hereby represents and
         -------------------------------------
warrants to NPB as follows:

         (a)  Due Authorization.  CIB has full corporate power and authority to
              -----------------
execute, deliver and perform this Stock Option Agreement and all corporate action necessary for execution, delivery and performance of this Stock Option Agreement has been duly taken by CIB. This Stock Option Agreement constitutes a legal, valid and binding obligation of CIB, enforceable against CIB in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity).

         (b)  Authorized Shares.  CIB has taken all necessary corporate action
              -----------------
to authorize and reserve for issuance all shares of Common Stock that may be issued pursuant to any exercise of the Option.

     9.  Representations and Warranties of NPB.  NPB hereby represents and
         -------------------------------------
warrants to CIB that NPB has full corporate power and authority to execute, deliver and perform this Stock Option Agreement and all corporate action necessary for execution, delivery and performance of this Stock Option Agreement has been duly taken by NPB. This Stock Option Agreement constitutes a legal, valid and binding obligation of NPB, enforceable against NPB in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity).

     10.  Specific Performance.  The parties hereto acknowledge that damages
          --------------------
would be an inadequate remedy for a breach of this Stock Option Agreement and that the obligations of the parties hereto shall be specifically enforceable.

     11.  Entire Agreement.  This Stock Option Agreement and the Agreement
          ----------------
constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

     12.  Assignment or Transfer.  NPB may not sell, assign or otherwise
          ----------------------
transfer its rights and obligations hereunder, in whole or in part, to any person or group of persons other than to an NPB subsidiary. NPB represents that it is acquiring the Option for NPB's own account and not with a view to, or for sale in connection with, any distribution of the Option or the Option Shares. NPB is aware that neither the Option nor the Option Shares is the subject of a registration statement filed with, and declared effective by, the SEC pursuant to Section 5 of the Securities Act, but instead each is being offered in reliance upon the exemption from the registration requirement provided by
Section 4(2) of the Securities Act and the representations and warranties made by NPB in connection therewith.

     13.  Amendment of Stock Option Agreement.  By mutual consent of the parties
          -----------------------------------
hereto, this Stock Option Agreement may be amended in writing at any time, for the purpose of facilitating performance hereunder or to comply with any applicable regulation of any governmental authority or any applicable order of any court or for any other purpose.

     14.  Validity.  The invalidity or unenforceability of any provision of this
          --------
Stock Option Agreement shall not affect the validity or enforceability of any other provisions of this Stock Option Agreement, which shall remain in full force and effect.

     15.  Notices.  All notices or other communications hereunder
          -------
shall be in writing and shall be deemed given upon delivery if delivered personally, two business days after mailing if mailed by prepaid registered or certified mail, return receipt requested, or upon confirmation of good transmission if sent by telecopy, addressed as follows:

         (a)  If to NPB, to:

              National Penn Bancshares, Inc.
              Philadelphia and Reading Avenues
              P.O. Box 547
              Boyertown, Pennsylvania 19512-0547

              Attention: Wayne R. Weidner, President
              Telecopy No.:  610-369-6349

              with a copy to:

              H. Anderson Ellsworth
              Jay W. Waldman
              Ellsworth, Carlton & Waldman, P.C.
              1105 Berkshire Boulevard
              Suite 320
              Wyomissing, Pennsylvania 19610

              Telecopy No.:  610-371-9510

         (b)  If to CIB, to:

         Community Independent Bank, Inc.
         201 North Main Street
         Bernville, Pennsylvania 19506

         Attention:  Frederick P. Krott, Chairman

         Telecopy No.:  610-488-0952

         with a copy to:

         Charles J. Ferry
         Rhoads & Sinon LLP
         One South Market Square, 12th Floor
         P.O. Box 1146
         Harrisburg, PA  17108-1146

         Telecopy No.:  717-231-6669

     16.  Governing Law.  This Stock Option Agreement shall be governed by and
          -------------
construed in accordance with the domestic internal law (but not the law of conflicts of law) of the Commonwealth of Pennsylvania.

     17.  Captions.  The captions in this Stock Option Agreement are inserted
          --------
for convenience and reference purposes, and shall not limit or otherwise affect any of the terms or provisions hereof.

     18.  Waivers and Extensions.  The parties hereto may, by mutual consent,
          ----------------------
extend the time for performance of any of the obligations or acts of either party hereto. Each party may waive (i) compliance with any of the covenants of the other party contained in this Stock Option Agreement and/or (ii) the other party's performance of any of its obligations set forth in this Stock Option Agreement.

     19.  Parties in Interest.  This Stock Option Agreement shall be binding
          -------------------
upon and inure solely to the benefit of each party hereto, and, nothing in this Stock Option Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Stock Option Agreement.

     20.  Counterparts.  This Stock Option Agreement may be executed in two or
          ------------
more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     21.  Expenses.  Except as otherwise provided herein, all costs and expenses
          --------
incurred by the parties hereto in connection with the transactions contemplated by this Stock Option Agreement or the Option shall be paid by the party incurring such cost or expense.

     22.  Defined Terms.  Capitalized terms which are used but not defined
          -------------
herein shall have the meanings ascribed to such terms in the Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Stock Option Agreement to be executed by their duly authorized officers and have caused their corporate seal to be affixed hereunto and to be duly attested, all as of the day and year first above written.

                                        NATIONAL PENN BANCSHARES, INC.


(Corporate Seal)                        By:/s/ Wayne R. Weidner
                                           ---------------------------
                                              Name:  Wayne R. Weidner
                                              Title: President

                                    Attest:/s/ Sandra L. Spayd
                                           ---------------------------
                                              Name:  Sandra L. Spayd
                                              Title: Secretary

                                        COMMUNITY INDEPENDENT BANK, INC.


(Corporate Seal)                        By:/s/ Frederick P. Krott
                                           ---------------------------
                                              Name:  Frederick P. Krott
                                              Title: Chairman

                                    Attest:/s/ Karl D. Gerhart
                                           ---------------------------
                                              Name:  Karl D. Gerhart
                                              Title: President and CEO